SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

HEALTHETECH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49871	77-0478611
(Commission File No.)	(IRS Employer Identification No.)

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (303) 526-5085

Item 5. Other Events and Regulation FD Disclosure.

On September 30, 2003, HealtheTech, Inc., a Delaware corporation (the “Company” or “HealtheTech”) announced that it entered into and intends to enter into a series of individual Securities Purchase Agreements (collectively referred to as the “Purchase Agreements”) with certain investors, pursuant to which HealtheTech will sell to such investors in a private placement (the “Private Placement”), subject to the approval of HealtheTech stockholders, (i) shares of HealtheTech common stock, par value $0.001 per share, at a per share purchase price (the “Purchase Price”) equal to the average closing sale prices of HealtheTech common stock on the Nasdaq National Market for the thirty trading days immediately preceding the execution date of a Purchase Agreement, but not less than $0.76 per share (the “Reference Price”), and (ii) ten-year warrants (the “Warrants”) immediately exercisable for shares of HealtheTech common stock at an exercise price equal to the Purchase Price.

Following the approval of the Company’s Board of Directors, HealtheTech executed certain Purchase Agreements on September 29, 2003 with a number of accredited investors (the “Initial Investors”), pursuant to which it agreed to sell to the Initial Investors, subject to approval of HealtheTech stockholders, (i) newly issued shares of common stock at a Purchase Price equal to the Reference Price of $0.76 and (ii) Warrants immediately exercisable for up to 70% of the number of shares of common stock purchased by such Initial Investor, at an exercise price equal to the Purchase Price. The Initial Investors have agreed to purchase common stock and Warrants representing aggregate gross proceeds to the Company of $9.2 million.

Under the terms of the Private Placement as approved by the Company’s Board of Directors, HealtheTech may enter into additional Purchase Agreements with other qualified investors (the “Subsequent Investors” and together with the Initial Investors, the “Investors”) to issue shares of common stock and Warrants in the Private Placement for aggregate gross proceeds to the Company of up to an additional $4.8 million (in addition to the Initial Investors commitment of $9.2 million for a total $14 million), as the Company’s Board of Directors may deem in the best interests of the Company and its stockholders. Unless waived by any Investor, the obligation of such Investor to purchase the securities issued in connection with the Private Placement is conditioned upon the Company’s receipt of Purchase Agreements for the purchase of common stock and Warrants representing aggregate gross proceeds to HealtheTech of not less than $10 million. The purchase price of the common stock issued to the Subsequent Investors shall equal the average closing sale prices of HealtheTech common stock on the Nasdaq National Market for the thirty trading days immediately preceding the date that a Subsequent Investor signs a Purchase Agreement, unless such average closing sale price is below the Reference Price, in which case a Subsequent Investor shall purchase the securities at the Reference Price. The Initial Investors have certain rights to subscribe for, at the Reference Price, additional shares of common stock and Warrants in the event the Company enters into Purchase Agreements whereby it would receive aggregate gross proceeds in the Private Placement in excess of $10 million, but in no event may the Company issue shares of common stock and Warrants in the Private Placement for aggregate gross proceeds in excess of $14 million.

AS OF THE DATE OF THIS CURRENT REPORT ON FORM 8-K, THE COMPANY HAS IDENTIFIED AND IS CURRENTLY IN DISCUSSIONS WITH CERTAIN SUBSEQUENT INVESTORS. NOTHING IN THIS CURRENT REPORT ON FORM 8-K SHALL CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF OFFERS TO BUY ANY SECURITIES OF THE COMPANY IN THE PRIVATE PLACEMENT OR OTHERWISE.

The Purchase Agreements executed by the Subsequent Investors shall contain the same terms and conditions as the Purchase Agreements executed by the Initial Investors. The Warrants issued to the Subsequent Investors shall contain the same terms and conditions as the Warrants issued to the Initial Investors, except that the Warrants issued to Subsequent Investors shall be exercisable for up to 60% of the number of shares of common stock purchased by such Subsequent Investor (instead of 70% of such shares applicable to the Initial Investors), at an exercise price equal to the Purchase Price applicable to such Subsequent Investor. The Initial Investors representing a majority of the total aggregate purchase prices to be paid by all Initial Investors are permitted under the Purchase Agreements to waive this condition and allow the Company to grant a Warrant to purchase up to 70% of the number of shares of common stock purchased by such Subsequent Investor.

The closing of the Private Placement is subject to a number of conditions, including, but not limited to, the approval by HealtheTech’s stockholders, the lack of a material adverse change affecting the Company prior to the closing and other customary closing conditions.

The Investors in the Private Placement could control up to approximately 61% of the voting power of HealtheTech’s capital stock immediately upon the closing of the Private Placement, assuming a maximum investment of $14 million at the Reference Price and full exercise of the Warrants that would be issued in connection with such investment. Following the closing, the Investors would hold the requisite percentage of HealtheTech’s outstanding shares so as to permit them, if they chose to act in concert, to take actions requiring stockholder approval, including the election of directors, without obtaining the approval of HealtheTech’s other stockholders.

The forgoing summary of the provisions of the Purchase Agreement and the Warrants are qualified in their entirety by the form of Purchase Agreement attached hereto as Exhibit 10.52 and form of Warrant attached hereto as Exhibit 10.53, respectively, and incorporated by reference herein. THE SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT AND THE PRESS RELEASE ISSUED BY THE COMPANY ARE INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE FORM OF PURCHASE AGREEMENT AND WARRANT.

HealtheTech intends to hold a special meeting of stockholders in order to approve the transactions contemplated by the Private Placement. HealtheTech stockholders will also be asked at the special meeting to approve a reverse stock split of shares of HealtheTech’s outstanding common stock.

STOCKHOLDER APPROVAL OF THE PRIVATE PLACMENT IS NECESSARY TO CONSUMMATE THE PRIVATE PLACMENT. THE COMPANY INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND PROXY CARD TO ALL STOCKHOLDERS OF RECORD AS OF THE RECORD DATE (TO BE DETERMINED) ALONG WITH DETAILED VOTING INSTRUCTIONS.

Each of this Current Report on Form 8-K and the press release filed as an exhibit hereto contain forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on assumptions of which HealtheTech, as of the date of this Current Report, believe to be reasonable and appropriate. HealtheTech cautions, however, that actual facts and conditions may exist in the future that could vary materially from the assumed facts and conditions upon which such forward-looking statements are based. These facts and conditions include, but are not limited to, that the Private Placement will not close on the anticipated closing date, or will not close at all, if the stockholders do not approve the Private Placement or if HealtheTech fails to satisfy any other closing condition. HealtheTech does not undertake any obligation to update forward-looking statements.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

10.52	Form of Securities Purchase Agreement

10.53	Form of Common Stock Warrant

99.1	HealtheTech, Inc. press release dated September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTHETECH, INC.

Dated: October 8, 2003	By:	/s/ Stephen E. Webb

Stephen E. Webb Chief Financial Officer

Exhibit Index

10.52	Form of Securities Purchase Agreement
10.53	Form of Common Stock Warrant
99.1	HealtheTech, Inc. press release dated September 30, 2003.